INCOME TAXES (Details 2) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred Tax Assets:
Start-up costs	$ 3,528,944	$ 1,336,486
Share-based compensation	122,834	26,633
Total Deferred Tax Assets	3,651,778	1,363,119
Valuation Allowance	(3,651,778)	(1,363,119)
Net Deferred Tax Asset	$ 0	$ 0